 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): August 13, 2009

Jingwei International Limited
(Exact name of registrant as specified in charter)

Nevada
(State or other jurisdiction of incorporation)

333-122557	20-1970137
(Commission File Number)	(IRS Employer Identification No.)

Room 701-702, Building 14,Keji C. Rd.,2nd, Software Park
 Nanshan District,
                                      Shenzhen, PRC 518057

(Address of principal executive offices and zip code)

+86 1085251198

 (Registrant’s telephone number including area code)

 (Former Address)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Item 2.02                      Results of Operations and Financial Condition.

On August 13, 2009, Jingwei International Limited issued a press release announcing financial results for the quarter ended June 30, 2009.  The full text of the press release is set forth in Exhibit 99.1 attached hereto.

The information in this Report, including the exhibit, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. It shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01                      Financial Statements and Exhibits.

(d)           Exhibits

Exhibit No.	Description

99.1	Press Release dated August 13, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JINGWEI INTERNATIONAL LIMITED

By:	/s/ Regis Kwong
Name: Regis Kwong
Title: Chief Executive Officer

Dated: August 13, 2009

Exhibit Index

Exhibit No.	Description

99.1	Press Release dated August 13, 2009.